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                                                                  EXHIBIT 23(3)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 1996 included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1998 into this Registration Statement on (No. 333-33437).


                               /s/ Lund Koehler Cox & Arkema, LLP





Minneapolis, Minnesota
October 29, 1998